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                                                                    EXHIBIT 10.3
                                                                      Number W-1



NEITHER THIS WARRANT NOR THE STOCK FOR WHICH IT MAY BE EXERCISED HAS BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED ("SECURITIES ACT"),
OR ANY OTHER FEDERAL OR STATE SECURITIES LAW, AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF, EXCEPT AS PROVIDED IN ARTICLE III, UNLESS SO REGISTERED OR UNLESS SOLD PURSUANT TO AN EXEMPTION THEREFROM.


                           MOBILE PET SYSTEMS, INC.

                        COMMON STOCK PURCHASE WARRANT

        This certifies that, for value received, FINOVA CAPITAL CORPORATION, a Delaware corporation, and any registered assignee ("Holder"), is entitled to subscribe for and purchase from Mobile PET Systems, Inc. ("Company"), a corporation organized and existing under the laws of the State of Delaware, One Hundred Eighty Thousand (180,000) shares (subject to adjustment as set forth in Article II below, "Warrant Shares") of Common Stock of the Company, par value $.01 per share ("Common Stock"), at an Exercise Price per share as defined below in Section 1.02 (subject to adjustment as set forth in Article II below), at any time and from time to time beginning on the date hereof ("Original Issue Date"), and ending on March __, 2004 ("Expiration Date"), upon written notice from the Holder to the Company ("Notice") and subject to the terms provided herein.

        Capitalized terms used herein, and not otherwise defined, shall have the meanings specified in Article V. This Warrant is subject to the following provisions, terms and conditions:

                                  ARTICLE I.

                        EXERCISE; RESERVATION OF SHARES

Section 1.01 WARRANT EXERCISE. The rights represented by this Warrant may be exercised by the Holder at any time and from time to time prior to the Expiration Date, upon Notice, by the surrender at the principal office of the Company of this Warrant together with a duly executed subscription in the form annexed ("Subscription Form") and accompanied by payment, in certified or immediately available funds, of the Exercise Price for the number of Warrant Shares specified in the Subscription Form. The shares so purchased shall be deemed to be issued to the Holder (unless contrary instructions are provided on the Subscription Form) as the record owner of such shares as of the close of business on the date on which this Warrant shall be exercised as hereinabove provided. No fractional shares or script representing fractional shares shall be issued upon the exercise of this Warrant, but the Company shall pay the Holder an amount equal to the Market Value of such fractional share of Common Stock in lieu of each fraction of a share otherwise called for upon any exercise of this Warrant.


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        Section 1.02  EXERCISE PRICE. "Exercise Price" shall mean a price per share equal to the lesser of (a) $2.50 per share or (b) the average of the last reported sale prices of the Common Stock for the five (5) trading days immediately preceding the Original Issue Date as shown by the principal national securities exchange or quotation system on which the Common Stock is then listed for trading.

        Section 1.03 ALTERNATE METHOD OF PAYMENT. In addition to the method of payment set forth in Section 1.01 above and in lieu of a cash payment required thereunder, the Holder shall have the right to exercise the Warrant in full or in part by surrendering this Warrant in the manner specified herein above in exchange for the number of Warrant Shares equal to the product of (a) the number of shares as to which the Warrant is being exercised multiplied by (b) a fraction, the numerator of which is the Market Value of the Common Stock less the Exercise Price, and the denominator of which is Market Value.

        Section 1.04 CERTIFICATES. Certificates for the shares purchased pursuant to Section 1.01 shall be delivered to the Holder within a reasonable time, not exceeding ten (10) business days, after the rights represented by this Warrant shall have been so exercised, and a new Warrant in the name of the Holder representing the rights, if any, that shall not have been exercised prior to the Expiration Date with respect to this Warrant shall also be delivered to such Holder within such time, with such new Warrant to be identical in all other respects to this Warrant. The term "Warrant," as used herein, includes any Warrants into which this Warrant may be divided or combined and any subsequent Warrants issued upon the transfer or exchange or reissuance upon loss hereof. Upon receipt by the Company of this Warrant, together with the Exercise Price, if any, at its office, or by the stock transfer agent of the Company, if any, at its office, in proper form for exercise in accordance with the terms hereof, the Holder shall be deemed to be the holder of record of the shares of Common Stock issuable upon such exercise, notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such shares of Common Stock shall not then be actually delivered to the Holder. The Company shall pay any and all documentary stamp or similar issue or transfer taxes payable in respect of the issue or delivery of shares of Common Stock on exercise of this Warrant.

        Section 1.05 RESERVATION OF SHARES. The Company represents, warrants, covenants and agrees:

                (a) That all shares of Common Stock that may be issued upon exercise of this Warrant will, upon issuance, be validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof;

                (b) That during the period the rights represented by this Warrant may be exercised, the Company will at all times have authorized, and reserved for the purpose of issue and delivery upon exercise of the rights evidenced by this Warrant, a sufficient number of shares of Common Stock to provide for the exercise of the rights represented by this Warrant; and


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                (c)   If the Common Stock is listed on any national
        securities exchange or similar trading market, the shares of Common Stock that may be issued upon exercise of this Warrant will, prior to or on the date that a registration statement covering the Warrant Shares is effective, also be listed on such exchange subject to notice of issuance.

                                  ARTICLE II.

                                  ADJUSTMENTS

        Section 2.01 REORGANIZATION, RECLASSIFICATION, CONSOLIDATION, MERGER OR SALE.

                (a) CAPITAL EVENTS. If any reorganization or reclassification of the capital stock of the Company, or any consolidation or merger of the Company with another corporation, or the sale of all or substantially all of its assets to another corporation (in any instance, a "Capital Event") shall be effected in such a way that holders of Common Stock shall be entitled to receive stock, securities or assets (including cash) with respect to or in exchange for their Common Stock, then, as a condition of such Capital Event, lawful and adequate provisions shall be made whereby the Holder hereof shall thereafter have the right to purchase and receive upon the basis and upon the terms and conditions specified in this Warrant and in lieu of the shares of the Common Stock of the Company immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby, an amount of such shares of stock, securities or assets (including cash) as may have been issued or payable with respect to or in exchange for a number of outstanding shares of such Common Stock equal to the number of shares of such stock immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby had such Capital Event not taken place.

                (b) PRESERVATION OF VALUE. In the case of any Capital Event, appropriate provision shall be made with respect to the rights and interests of the Holder of this Warrant to the end that the provisions hereof (including, without limitation, provisions for adjustment of the number of shares that may be issued upon exercise of this Warrant and the Exercise Price hereof) shall thereafter be applicable, as nearly as may be, in relation to any shares of stock, securities or assets (including cash) thereafter deliverable upon the exercise of the rights represented hereby.

                (c) OBLIGATION EXPRESSLY ASSUMED. The Company shall not effect any consolidation, merger or sale of all or substantially all of its assets, unless prior to the consummation thereof the successor corporation (if other than the Company) resulting from such consolidation or merger, or the corporation into or for the securities of which the previously outstanding stock of the Company shall be changed in connection with such consolidation or merger, or the corporation purchasing such assets, as the case may be, shall assume by written instrument executed and mailed or delivered to the registered Holder at the last address of such Holder appearing on the books of the Company, the obligation to deliver to such Holder, upon exercise of this Warrant, such shares of stock,


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        securities or assets (including cash) as, in accordance with the foregoing provisions, such Holder may be entitled to purchase.

        Section 2.02 SUBDIVISION OR COMBINATION OF STOCK. In the event that the Company shall at any time subdivide or split its outstanding shares of Common Stock into a greater number of shares, the number of Warrant Shares subject to issuance upon exercise of this Warrant at the opening of business on the day upon which such subdivision becomes effective shall be proportionately increased. In the event that the outstanding shares of Common Stock of the Company shall be combined into a smaller number of shares, the number of shares subject to issuance upon exercise of this Warrant at the opening of business on the day upon which such subdivision becomes effective shall be proportionately decreased. Any such increase or decrease, as the case may be, shall become effective immediately after the opening of business on the day following the day upon which such subdivision or combination, as the case may be, becomes effective.

        Section 2.03 STOCK DIVIDENDS. In the event that the Company shall at any time declare any dividend or distribution upon its Common Stock payable in stock, the number of Warrant Shares subject to issuance upon exercise of this Warrant shall be increased by the number (and the kind) of shares which would have been issued to the holder of this Warrant if this Warrant were exercised immediately prior to such dividend. Such increase shall become effective immediately after the opening of business on the day following the record date for such dividend or distribution.

        Section 2.04 CASH OR OTHER NON-STOCK DIVIDENDS. In the event that the Company shall at any time declare any dividend or distribution upon its Common Stock payable in cash, assets or other property, (a "Non-Stock Dividend") the number of Warrant Shares subject to issuance upon the exercise of this Warrant shall be increased to a number obtained by multiplying (a) the number of Warrant Shares for which this Warrant is exercisable immediately prior to such dividend by (b) a fraction (i) the numerator of which shall be the Market Value per share of Common Stock at the date of the taking of the record holders of Common Stock entitled to such dividend or distribution and (ii) the denominator of which shall be such Market Value per share of Common Stock minus the Non-Stock Dividend paid per one share of Common Stock as determined for purposes of accounting for such transaction on the books of the Company. Such increase shall become effective immediately after the opening of business on the day following the record date for such dividend or distribution.

        Section 2.05 ADDITIONAL COMMON STOCK, OPTIONS, CONVERTIBLE SECURITIES. In the event the Company shall (a) issue any additional shares of Common
Stock (other than through a stock subdivision or split covered by Section
2.02 or a dividend upon the Company's Common Stock payable in stock covered by Section 2.03) for a consideration (but in no event shall said consideration be rendered except in cash) per share less than the Market Value thereof, (b) grant any options or warrants for the purchase of Common Stock where the Price per Share (as hereinafter defined) of Common Stock issuable upon conversion, exchange or exercise is less than the Market Value thereof immediately prior to the time of issuance or grant thereof ("Options"), or
(c) issue or sell any convertible securities that are convertible into or


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exchangeable for Common Stock at a Price per Share less than the Market Value thereof immediately prior to the time of issuance or grant thereof ("Convertible Securities"), the number of Warrant Shares subject to issuance upon exercise of this Warrant shall be increased to a number obtained by multiplying (i) the number of Warrant Shares for which this Warrant is exercisable immediately prior to such issuance, grant or sale by (ii) a fraction (A) the numerator of which shall be the sum of the Outstanding
Section 2.05 Shares (as defined below) plus the Deemed Additional Shares resulting from such issuance, grant, sale or payment and (B) the denominator of which shall be the number of shares ("Outstanding Section 2.05 Shares") of Common Stock exercisable or outstanding immediately prior to such issuance, grant, sale or payment (as if all Options, warrants and rights to convert or exchange Convertible Securities outstanding immediately prior to such issuance, grant or sale had been exercised, whether or not actually exercisable on such date). Such increase shall become effective immediately after the opening of business on the day following such issuance, grant or sale, as the case may be.

       Section 2.06 PHANTOM STOCK AND SIMILAR COMPENSATION PLANS. In the event the Company pays compensation to any employees, consultants or any other person pursuant to any phantom stock option, stock appreciation right, or other similar plan whereby the compensation paid is triggered by the settlement of a right (the "Right") to receive the difference between (i) a pre-established price per Share that is less than the Market Value of the Common Stock immediately prior to the time of issuance or grant of the Right and (ii) the Market Value per share of the Common Stock on the settlement date of the Right, the number of Warrant Shares subject to issuance upon exercise of this Warrant shall be increased to a number obtained by multiplying (a) the number of Warrant Shares for which this Warrant is exercisable immediately prior to the date such compensation is paid by (b) a fraction (i) the numerator of which shall be the exercise price per share of Common Stock on the date of grant and (ii) the denominator of which shall be the exercise price per share of Common Stock on the date of grant minus the amount of compensation paid allocable to one share of Common Stock. Such increase shall become effective immediately after the opening of business on the day following such grant.

       Section 2.07 EQUITABLE ADJUSTMENT. In the event the Company shall participate in any extraordinary corporate event or transaction not otherwise provided for herein, including a so-called issuer self-tender, there shall be made an equitable and proportionate adjustment in the number of shares issuable upon exercise of this Warrant and the Exercise Price consistent with the principles of other such adjustments provided for in this Article II.

       Section 2.08 TREASURY SHARES. The number of shares of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Company or any subsidiary of the Company and the disposition of any such shares shall be considered an issue or sale of Common Stock for purposes of this Article II.

       Section 2.09 ADJUSTMENT OF EXERCISE PRICE. Whenever the number of shares of Common Stock that may be issued upon exercise of this Warrant is adjusted and effective at the time such adjustment is effective, as provided in Sections 2.01, 2.02 and 2.03 of this Article II, the Exercise Price shall be adjusted (to the nearest whole cent) by multiplying each such Exercise Price immediately prior to such adjustment by a fraction (x) the numerator of which shall be the


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number of shares of Common Stock which may be issued upon the exercise of each such Warrant immediately prior to such adjustment, and (y) the denominator of which shall be the number of shares of Common Stock so purchasable immediately thereafter. The Company may retain a firm of independent certified public accountants (which may not be the regular accountants employed by the Company) to make any required computation, and a certificate signed by such firm shall be conclusive evidence of the correctness of such adjustment.

       Section 2.10 COMMON STOCK BUY BACK. In the event the Company shall commence a buy back program for the acquisition by the Company of Common Stock, the Company agrees to purchase at Market Value all Warrant Shares from the Holder, if the Holder so desires.

       Section 2.11 RECORD DATE. In the event that the Company shall not take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend payable in Common Stock, then such record date shall be deemed for the purposes of this Article II to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend.

       Section 2.12 OFFICER'S CERTIFICATE. Whenever the Exercise Price shall be adjusted as provided in this Article II, the Company shall forthwith file with its Secretary and retain in the permanent records of the Company, an officer's certificate showing the adjusted Exercise Price determined as provided in this Article II, setting forth in reasonable detail the facts requiring such adjustment, including a statement of the number of additional or fewer shares of Common Stock, and such other facts as may be reasonably necessary to show the reason for and the method of computing such adjustment.
 Each such officer's certificate shall be made available at all reasonable times for inspection by the Holder.

       Section 2.13 NOTICE OF ADJUSTMENT. Upon any adjustment of the number of shares that may be issued upon exercise of this Warrant or the Exercise Price, the Company shall give notice thereof to the Holder, which notice shall state the increase or decrease, if any, in the number of shares that may be issued upon the exercise of this Warrant and the Exercise Price, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

       Section 2.14 DEFINITION OF "COMMON STOCK". As used in this Article II, the term "Common Stock" shall mean and include all of the Company's authorized Common Stock of any class as constituted on the effective date hereof, and shall also include any capital stock of any class of the Company thereafter authorized that shall not be limited to a fixed sum or stated value in respect of the rights of the holders thereof to participate in dividends or the distribution of assets upon the voluntary or involuntary liquidation, dissolution or winding up of the Company.

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                                  ARTICLE III.

                  TRANSFER RESTRICTIONS; REGISTRATION RIGHTS

       Section 3.01 SECURITIES LAW TRANSFER RESTRICTIONS. By taking and holding this Warrant, the Holder (i) acknowledges that neither this Warrant nor any shares of Common Stock that may be issued upon exercise of this Warrant have been registered under the Securities Act or any applicable state securities or blue sky law (collectively, "Securities Laws"); (ii) agrees not to sell, transfer or otherwise dispose of this Warrant or any such shares of Common Stock without such registration unless the sale, transfer or disposition can be effected without such registration and in compliance with the Securities Laws; and (iii) agrees not to transfer this Warrant or any portion thereof or interest therein except to a Permitted Assignee. In the event the Company desires to obtain an opinion from counsel that any disposition described above in clause (ii) can be effected without registration in compliance with the Securities Laws, the Company shall use its best efforts to obtain such opinion promptly (and in no event more than thirty (30) days) after notice of such intended disposition and the Company shall bear all costs and expenses associated with obtaining such opinion.
Any certificate for shares of Common Stock issued upon exercise of this Warrant shall bear an appropriate legend describing the foregoing restrictions, unless such shares of Common Stock have been effectively registered under the applicable Securities Laws.

       Section 3.02 PROVISION OF INFORMATION BY HOLDER. The Holder shall make available to the Company such written information, presented in form and content satisfactory to the Company, as the Company may reasonably request, from time to time, in order to make the determination provided for in Section 3.01.

                                  ARTICLE IV.

                              REGISTRATION RIGHTS

The following provisions shall apply irrespective of whether the Holder holds this Warrant or has exercised this Warrant and holds Warrant Shares, and shall apply during the period beginning on the Original Issue Date and continuing until the Expiration Date:

       Section 4.01 PIGGYBACK REGISTRATIONS. Whenever the Company proposes to register any of its securities under the Securities Act (whether for the sale by the Company or by holders thereof) and the registration form to be used can be used for the registration of the Warrant Shares (a "Piggyback Registration"), the Company shall give prompt written notice (in any event within ninety (90) days prior to filing of any such registration statement by the Company) to all holders of Warrant Shares of its intention to effect such a registration and shall include in such registration all Warrant Shares with respect to which the Company has received written requests for inclusion, such requests for inclusion must be made within forty-five (45) days after the receipt of the Company's notice. The Registration Expenses, hereinafter defined, of the holders of Warrant Shares shall be paid by the Company in all Piggyback Registrations.

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       Section 4.02  DEMAND REGISTRATIONS.  At any time on or after the
Original Issue Date, the Holder may notify the Company in writing (a "Demand Notice") demanding that the Company file with the SEC a registration statement on an appropriate form (a "Demand Registration") registering all of the Warrant Shares to permit the public offering and resale of the Warrant Shares. Within thirty (30) days following a Demand Notice, the Company shall file with the SEC such registration statement registering all of the Warrant Shares for public offering and resale. The Company shall promptly respond to any SEC comments on such registration statement and shall otherwise use its best efforts to cause such registration statement to be declared effective at the earliest possible date. The Registration Expenses, as hereinafter defined, of the holders of Warrant Shares shall be shared equally by the Company and FINOVA in all Demand Registrations.

       Section 4.03 REGISTRATION PROCEDURES. Whenever the holders of Warrant Shares have requested a Piggyback or Demand Registration, the Company shall use its best efforts to effect the registration of such Warrant Shares in accordance with the intended method of disposition thereof, and pursuant thereto, the Company shall as expeditiously as possible:

                     (a) prepare and file with the Securities and Exchange Commission a registration statement with respect to such Warrant Shares, which registration statement shall state that the holders of Warrant Shares covered thereby may sell such Warrant Shares under such registration statement and use its best efforts to cause such registration statement to become effective (provided that before filing a registration statement or prospectus or any amendments or supplements thereto, the Company shall furnish to the counsel selected by the holders of a majority of the Warrant Shares covered by such registration statement copies of all such documents proposed to be filed, which documents shall be subject to the review of such counsel) and to remain effective until the earlier of (i) the sale of such Warrant Shares so registered and (ii) twelve (12) months after the registration statement becomes effective in the case of a Piggyback Registration or nine (9) months after the registration statement becomes effective in the case of a Demand Registration;

                     (b) prepare and file with the Securities and Exchange Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for the period described above in Section 4.03(a) and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement;

                     (c) furnish to each seller of Warrant Shares such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as such seller may reasonably request in order to facilitate the disposition of the Warrant Shares owned by such seller;


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             (d)     if necessary, register or qualify the Warrant Shares
     covered by such registration statement under the securities or blue sky laws of such states as the Holders participating in the registration shall reasonably request, maintain any such registration or qualification current for the period described above in Section 4.03(a) above, and take any and all other actions either necessary or advisable to enable such Holders to consummate the public sale or other disposition of the Warrant Shares in jurisdictions where such Holders desire to effect such sales or other disposition;

             (e) notify each seller of such Warrant Shares, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading, and, at the request of any such seller, the Company shall prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Warrant Shares, such prospectus shall not contain, to the Company's knowledge, an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading;

             (f) cause all such Warrant Shares to be listed on each securities exchange on which similar securities issued by the Company are listed;

             (g) provide a transfer agent and registrar for all such Warrant Shares not later than the effective date of such registration statement;

             (h) enter into such customary agreements (including an underwriting agreement in customary form) and take all such other actions as the holders of a majority of the Warrant Shares being sold or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Warrant Shares (including, without limitation, effecting a stock split or a combination of shares);

             (i) make available for inspection by any seller of Warrant Shares, any underwriter participating in any disposition pursuant to such registration statement, and any attorney, accountant or other agent retained by any such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors and employees to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement; and use its best efforts to cause such Warrant Shares covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the sellers thereof to consummate the disposition of such Warrant Shares; and

             (j) use its best effort to furnish, at the request of any seller of the Warrant Shares or any underwriter of any distribution of the Warrant Shares, an opinion of legal counsel to the Company, covering such matters as are typically covered by opinions of issuer's counsel in similar offerings under the Securities Act.

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     Section 4.04.  REGISTRATION EXPENSES.

             (a) All expenses incident to the Company's performance of or compliance with this Warrant, including without limitation internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit, the expense of any liability insurance and the expenses and fees for listing the securities to be registered on each securities exchange on which similar securities issued by the Company are then listed, all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, printing expenses, messenger and delivery expenses, and fees and disbursements of counsel for the Company and all independent certified public accountants, underwriters (excluding discounts and commissions) and other individuals or entities retained by the Company (all such expenses being herein called "Registration Expenses"), shall be borne by the Company.

             (b) The Company shall reimburse the holders of Warrant Shares covered by a registration for the fees and disbursements of separate counsel chosen by the holders of such Warrant Shares.

     Section 4.05   INDEMNIFICATION.

             (a) The Company agrees to indemnify, to the extent permitted by law, each holder of Warrant Shares, its officers and directors and each individual or entity who controls such holder (within the meaning of the Securities Act) against all losses, claims, damages, liabilities and expenses caused by any untrue or alleged untrue statement of material fact contained in any registration statement, prospectus or preliminary prospectus or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are caused by or contained in any information furnished in writing to the Company by such holder expressly for use herein or by such holder's failure to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto after the Company has furnished such holder with a sufficient number of copies of the same. hi connection with an underwritten offering, the Company shall indemnify such underwriters, their officers and directors and each individual or entity who controls such underwriters (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of the holders of Warrant Shares.

             (b) In connection with any registration statement in which a holder of Warrant Shares is participating, each such holder shall furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with any such registration statement or prospectus and to the extent permitted by law, agrees and shall indemnify the Company, its directors and officers and each individual or entity who controls the Company (within the meaning of the Securities Act) against any

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     losses, claims, damages, liabilities and expenses resulting from any untrue or alleged untrue statement of material fact or any omission or alleged omission of a material fact required to be stated in the registration statement or prospectus or any amendment thereof or supplement thereto or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is contained in any information or affidavit so furnished in writing by such holder; provided that the obligation to indemnify shall be several, not joint and several, among such holders of Warrant Shares and the liability of each such holder of Warrant Shares shall be limited to the net amount received by such holder from the sale of Warrant Shares pursuant to such registration statement.

             (c)     Any individual or entity entitled to
     indemnification hereunder shall (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party shall not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent shall not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim.

     Section 4.06 RULE 144 AND RULE 144A REPORTING. With a view to making available the benefits of certain Securities Laws which may at any time permit the sale of the Warrant Shares to the public without registration, the Company agrees to use its best efforts to:

             (a) Make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act.

             (b)     File with the Securities and Exchange
     Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Securities Exchange Act of 1934, as amended (the "Exchange Act").

             (c) So long as a Holder owns any Warrant Shares, furnish to such Holder forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of said Rule 144, and of the Securities Act and the Exchange Act, a copy of the most recent annual or quarterly report of the Company, and such other reports and documents of the Company, and such other reports and documents so filed as a Holder may reasonably request in availing itself of any rule or regulation of the Securities and Exchange Commission allowing such Holder to sell any such securities without registration.

             (d)     If the Company is no longer subject to Section
     13 or 15(d) of the Exchange Act, to provide to the Holder or any prospective purchaser of the Holder's Warrant or Warrant Shares, to the extent available, the information required to be delivered under Paragraph (d)(4) of Rule 144A ("Rule 144A")(or any similar rule then in effect) promulgated by the Securities and Exchange Commission under the Securities Act in respect of a transaction qualifying for an exemption under Rule 144A and it will take such further action as a Holder may reasonably request, all to the extent required from time to time, to enable such Holder to sell its Warrant or Warrant Shares without registration under the Securities Act pursuant to Rule 144A.



                                  ARTICLE IV.

                                  DEFINITIONS

     As used herein, the following terms shall have the meanings specified below:

     "DEEMED ADDITIONAL SHARES" shall mean (i) in the case of the issuance of Common Stock for a consideration per share less than the Market Value thereof, a number of shares of Common Stock equal to the number obtained by subtracting (x) the number of shares of Common Stock that would have been issued for the total consideration being paid in connection with such issuance, if the price per share of the Common Stock issued equalled the Market Value thereof immediately prior to such issuance from (y) the number of shares of Common Stock so issued; or (ii) in the case of the grant or issuance of an Option or Convertible Security, a number of shares of Common Stock equal to the number obtained by subtracting (x) the number of shares of Common Stock that would be issuable under such exercise, conversion or exchange if the Price per Share payable thereon equalled the Market Value of shares of Common Stock immediately prior to such grant or issuance, from (y) the number of shares of Common Stock issuable upon the exercise, conversion or exchange thereof.

     "INDEPENDENT APPRAISAL" shall mean an evaluation of the price that would be paid if the Company were sold at that time on an orderly basis as a going concern, which evaluation shall be made by an Independent Financial Expert.

     "INDEPENDENT FINANCIAL EXPERT" shall mean an independent financial expert selected by the Company's Board of Directors on not less than ten (10) days prior written notice to the Holder but shall not include any independent financial expert to whom the Holder shall object in writing not later than ten (10) days after the Board's delivery of notice of selection.

     "MARKET VALUE" of a share of Common Stock of the Company shall be:

          (i) if the Common Stock is listed on a national securities exchange, the closing price of such Common Stock on the principal national securities exchange on which such Common Stock is traded on the date for which any determination of Market

Value is made for any purpose hereunder ("Determination Date"), or, if there shall have been no sales on any such exchange on the Determination Date, the average of the highest bid and lowest asked prices on such principal exchange on such Determination Date; or

             (ii) if the Common Stock is not listed on a national securities exchange, the closing price on the NASD's National Market System, or, if there shall have been no sales on the Determination Date on the National Market System, the average of highest bid and lowest asked prices on the Determination Date on the National Market System, as applicable; or

             (iii) if the Common Stock is not listed on a securities exchange or the National Market System, the average of the representative bid and asked prices of the Stock as of the close of trading on the Determination Date as quoted in the NASDAQ System; or

             (iv) if the Common Stock is not quoted in the NASDAQ System, the average of the high and low bid and asked prices on the Determination Date in the over-the-counter market as reported by the NASD Bulletin Board, the National Quotation Bureau, Incorporated, or any similar successor organization; or

             (v) if the Common Stock is not listed on or traded in any recognized securities market, such value as the Company and the Holder may agree upon; or

             (vi) if the Company and the Holder cannot agree on a value for the Common Stock within thirty (30) days after the Company or the Holder has made a written proposal with respect to such value to the other party, the fair market value of the Stock as of the Determination Date as determined by an Independent Appraisal. The fees and expenses incurred by the Independent Financial Expert in rendering its Independent Appraisal shall be paid by the Company. The determination of the Market Value of the Common Stock shall be based solely upon the value of the Company and shall be computed by dividing the amount that represents the value of the Company by the number of outstanding shares of Common Stock. In making such a valuation, items such as discounts for minority interests, lack of marketability of the Common Stock or blockage shall not be considered.

     "PERMITTED ASSIGNEE" shall mean any individual or entity who receives valid title and interest to this Warrant or any portion thereof and who additionally accepts by written instrument each of the terms and conditions that govern the ownership of this Warrant.

     "PRICE PER SHARE" for shares of Common Stock issuable upon the conversion of Convertible Securities or the exercise of Options shall be determined by dividing (i) the sum of (A) the total amount of consideration, if any, received or receivable by the Company as consideration for the granting of such Options or the issuance of such Convertible Securities plus
(B) the minimum aggregate amount of additional consideration payable to the Company upon the exercise of all such Options or the conversion or exchange of such Convertible Securities into Common Stock plus (C) in the case of all such Options that relate to Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable upon the issuance of all such Convertible Securities and upon conversion or exchange of all such Convertible Securities into Common Stock, by (ii) the total number of shares of Common Stock issuable upon the exercise of such Options or upon the conversion or exchange of all such Convertible Securities.

                                  ARTICLE VI.

                                 MISCELLANEOUS

     Section 6.01 TRANSFERS. Subject to Article III, this Warrant and any shares of any Stock obtained upon exercise of this Warrant may be transferred, in whole or in part, at the principal office of the Company by registration in the stock books of the Company maintained for such purpose upon delivery to the Company of a duly executed assignment in the form annexed ("Assignment Form"). The Company shall, without charge, execute and deliver a Warrant in the name of each assignee named in the Assignment Form and this Warrant shall promptly be canceled. This Warrant may be divided or combined with other Warrants that carry the same rights upon presentation hereof at the office of the Company together with the Assignment Form.

     Section 6.02 NOTICES. Any notice or communication to be given pursuant to this Warrant shall be in writing and shall be delivered in person or by certified mail, return receipt requested, in the United States mail, postage prepaid. Notices to the Company shall be addressed to the Company's principal office. Notices to the Holder shall be addressed to the Holder's address as reflected in the records of the Company. Notices shall be effective upon delivery in person, or, if mailed, at midnight on the fifth business day after mailing.

     Section 6.03 ISSUE TAX. The issuance of certificates for shares of Common Stock upon the exercise of this Warrant shall be made without charge to the Holder for any issuance tax in respect thereof, provided that the Company shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the Holder of the Warrant exercised.

     Section 6.04 NO SHAREHOLDER RIGHTS. This Warrant shall not entitle the Holder to any voting rights or other rights as a shareholder of the Company.

     Section 6.05 COMPANY NOTICE AND CURRENT INFORMATION. In the event (a) the Company shall take a record of the holders of its Common Stock (or other securities at the time receivable upon the exercise of the Warrant) for any purpose; or (b) of any recapitalization of the Company's Common Stock; or (c) of any voluntary or involuntary dissolution, liquidation or winding up of the Company; then, and in each such case, the Company shall mail or cause to be mailed to the Holder at the time outstanding a notice specifying, as the case may be, (x) the date on which a record is to be taken, the purpose for which the record date is being taken, the amount and character of the dividend, distribution or right, if any; or (y) the date on which such recapitalization, dissolution, liquidation or winding up is to take place, and the time, if any, is to be fixed, as to which the holders of record of Common Stock (or such other securities at the time receivable upon the exercise of the Warrant) shall be entitled to exchange their shares of

Common Stock (or such other securities) for securities or other property deliverable upon such recapitalization. Such notice shall be mailed at least twenty (20) days prior to the date therein specified and the Warrant may be exercised prior to said date during the term of the Warrant. Moreover, the Company shall cause copies of all financial statements and reports, proxy statements and other documents that are provided to its shareholders to be sent by first class mail, postage prepaid, on the date of mailing to such shareholders, to the Holder at the address reflected in the records of the Company.

     Section 6.06 GOVERNING LAW. This Warrant shall be governed by and construed in accordance with the laws of the State of Arizona.

     Section 6.07 HEADINGS; INTERPRETATION. The section headings used herein are for convenience of reference only and are not intended to define, limit or describe the scope or intent of any provision of this Warrant. When used in this Warrant, the term "including" shall mean "including, without limitation by reason or enumeration".

     Section 6.08 SUCCESSORS. The covenants, agreements and provisions of this Warrant shall bind the parties hereto and their respective successors and permitted assigns.



     IN WITNESS WHEREOF, the Company has caused this Warrant to be issued effective as of the 8th day of April, 1999.



ATTEST:                                MOBILE PET SYSTEMS, INC.




By:      Thomas G. Brown               By:      /s/ Paul J. Crowe
    --------------------------------       -----------------------------------
Title:   Secretary                     Title:   President
       -----------------------------          --------------------------------

                               SUBSCRIPTION FORM

                  TO BE EXECUTED ONLY UPON EXERCISE OF WARRANT

     The undersigned registered owner of this Warrant irrevocably exercises this Warrant for and purchases ______ shares of Common Stock of Mobile PET Systems, Inc. that may be issued under this Warrant and herewith delivers the sum of $________ in full payment of the Exercise Price for such shares, all on the terms and conditions specified in this Warrant. Such shares are to be registered in the name of the registered holder of this Warrant unless contrary instructions are herein given certificates evidencing such shares are to be delivered to it/him/her at the address reflected in the records of the Company unless contrary instructions are herein given.


Register shares in the name of


-------------------------------------------------------------------------------

Deliver certificates to


-------------------------------------------------------------------------------


Dated:
       -----------------------------   ----------------------------------------
                                       (Signature of Registered Owner)


                                       ----------------------------------------
                                       (Street Address)


                                       ----------------------------------------
                                       (City)  (State)  (Zip Code)

                                ASSIGNMENT FORM

                TO BE EXECUTED ONLY UPON ASSIGNMENT OF WARRANT

     For    value    received,    the    undersigned    registered    owner,
_____________________________________ hereby sells, assigns and transfers unto
_______________________________________________,     whose     address     is
__________________________________________, the right to purchase Common Stock of Mobile PET Systems, Inc. represented by this Warrant to the extent of _____ shares, as to which such right is exercisable and does hereby irrevocably constitute and appoint _________________________________________,
Attorney-in-Fact, to transfer the same on the books of the Company with full power of substitution in the premises. The assignee hereby agrees to assume the obligations of the Warrant Holder contained in this Warrant to the extent any such obligations are applicable to it. The registered owner and the assignee each warrant and represent to Mobile PET Systems, Inc. that the assignee is a Permitted Assignee as defined in the Warrant.


Dated:
       -----------------------------   ----------------------------------------
                                       (Signature of Registered Owner)


                                       ----------------------------------------
                                       (Street Address)


                                       ----------------------------------------
                                       (City)  (State)  (Zip Code)

Dated:
       -----------